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                                                                   Exhibit 10.15

      PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") entered into as of June 20, 2000, between DOV Pharmaceutical, Inc., a New Jersey corporation (the "Company"), and the entities with executed and accepted signature pages attached hereto (each an "Investor," collectively "Investors").

      Whereas, Investors desire to subscribe for and the Company desires to issue to Investors up to 1,750,000 shares of the Company's series C convertible preferred stock (the "Shares") in a private placement ("Private Placement");

      Whereas, each Share is convertible into the number of shares of common stock, $.0001 par value, of the Company ("Common Stock"), set forth opposite the name of Investor issued such Share on EXHIBIT A, at a conversion price of $4.04 per share, subject to adjustment as provided in the Certificate of Designation (as defined below);

      Whereas, the group of Investors set forth on SCHEDULE 1 ("First Closing Investors ") have closed and paid the purchase price for, and the Company has issued to the First Closing Investors, 1,250,000 Shares pursuant to a preferred stock purchase agreement dated May 31, 2000 (First Closing Agreement");

      Whereas, the Company desires to admit the additional Investors set forth on SCHEDULE 2 ("Second Closing Investors") and amend and restate the purchase agreement for all Investors;

      Whereas, upon the Closing (as hereinafter defined) the First Closing Agreement shall be superceded by this Agreement and of no further effect;

      Now therefore, the Company and Investors agree as follows:

1. PURCHASE OF SHARES.

            1.1 ISSUANCE. The Company shall sell and issue to Investors, and Investors shall purchase from the Company up to 1,750,000 Shares at the per Share purchase price of $4.04 (the "Purchase Price"). The Shares shall have and be subject to the rights, preferences, privileges and restrictions with respect thereto as set forth in and upon the filing of the certificate of designation ("Certificate of Designation") to the Company's Restated Certificate of Incorporation, as amended, in the form attached hereto as Exhibit B (as amended by Certificate of Designation and otherwise, the "Restated Certificate").

            1.2 PURCHASE; ACCEPTANCE OR REJECTION.

            (a) Each Investor hereby tenders a certified or bank check made payable to the order of "DOV Pharmaceutical, Inc." in the amount set forth on such Investor's accepted signature page hereto, or provides such funds by wire transfer pursuant to the following wire transfer instructions:

                         F/B/O DOV Pharmaceutical, Inc.
                          Citibank,, F.S.B. New Jersey
                               2071 Lemoine Avenue
                              Fort Lee, N.J. 07024
                            Attn: Ms. Linda Bonaparte
                           ABA Transit No.: 021272655


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                              Acct. No.: 383804195

            (b) Each Investor delivers herewith (i) a completed and executed qualification questionnaire in the form attached hereto as EXHIBIT C ("Qualification Questionnaire"), (ii) an executed registration rights agreement in the form attached hereto as EXHIBIT D ("Registration Rights Agreement") and (iii) an executed stockholder agreement in the form attached hereto as Exhibit E ("Stockholder Agreement") (this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Stockholder Agreement and all other certificates, instruments, agreements and other documents delivered in connection herewith being collectively referred to as the "Transaction Documents").

            (c) The First Closing Agreement is superceded by this Agreement, effective, for the First Closing Investors, as of the Closing for the Shares purchased thereby on May 31, 2000.

2. CLOSING.

      The closing ("Closing") of the issuance of the Shares and payment of the Purchase Price shall be held on the date and at the location agreed upon by the Company and Investors.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO INVESTORS.

      Except as set forth in the Schedules attached hereto, the Company hereby represents and warrants to Investors as of the date hereof and the Closing as follows:

            3.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company (a) is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges and in good standing in New Jersey and (b) has the corporate power and authority to (i) own and operate its properties, (ii) carry on its business as now conducted, (iii) execute and deliver the Transaction Documents executed by it, (iv) issue and sell the Shares, (v) issue the shares of Common Stock issuable upon conversion of the Shares as provided in the Restated Certificate ("Conversion Shares") and (vi) carry out the provisions of the Transaction Documents. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction set forth on SCHEDULE 3.1, which jurisdictions are the only ones in which the conduct of the Company's business requires such qualification. The Company has made available to Investors a copy of the Restated Certificate and bylaws, as amended to date. The Company is in compliance with the covenants set forth in Section 2(d) of the convertible exchangeable promissory note dated January 21, 1999, issued by the Company to Elan International Services, Ltd.

            3.2 CAPITALIZATION. The Company's capitalization as of the date hereof is as follows

            (a) The Company is authorized to issue two classes of shares of capital stock, designated respectively Common Stock and preferred stock with ten million total


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      authorized shares of Common Stock and five million authorized shares of preferred stock, of which 440,000 are designated "Series A Preferred Stock" and 354,643 are designated "Series B Preferred Stock." Upon filing the Certificate of Designation 1,750,000 shares of preferred stock shall be designated Series C Convertible Preferred Stock.

            (b) Immediately prior to the Closing, the number of issued and outstanding shares of Common Stock and shares of each series of preferred stock shall be as set forth in SCHEDULE 3.2, and, except as contemplated herein and in SCHEDULE 3.2, and as provided in the Transaction Documents, there are no other shares reserved for future issuance or outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) (collectively, "Stock Equivalents"), proxy or shareholder agreements, or agreements of any kind, oral or in writing, for the issuance, purchase or acquisition of any shares of capital stock or Stock Equivalents of the Company either by the Company or by the securities holders of the Company.

            (c) All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable.

            3.3 SUBSIDIARIES: JOINT VENTURE. Except as set forth in SCHEDULE 3.3, the Company does not own, nor does it control, directly or indirectly, any interest in any other corporation, association or other business entity and is not a participant in any joint venture, partnership or similar arrangement.

            3.4 AUTHORIZATION. All action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations under the Transaction Documents and for the authorization, sale, issuance and delivery of the Shares, and the Conversion Shares issuable upon the conversion of the Shares, has been taken. The Transaction Documents, when executed and delivered, shall each constitute valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be subject to applicable state or federal bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

            3.5 VALIDITY OF SHARES. The Shares have been duly authorized and, when issued, sold and delivered in accordance with the terms of and for the consideration expressed in this Agreement, shall be duly and validly issued (including issued in compliance with applicable state and federal securities laws subject to post-Closing filings), fully-paid and non-assessable and shall be free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as set forth in the Transaction Documents. The Conversion Shares have been duly authorized and reserved and when issued, sold and delivered in accordance with the terms of the Shares shall be duly and validly issued (including issued in compliance with applicable state and federal securities laws subject to post-Closing


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      filings), fully-paid and non-assessable and shall be free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as set forth in SCHEDULE 3.5 or in the Transaction Documents. Except as set forth in SCHEDULE 3.5 or in the Transaction Documents, the Company has not granted registration rights relating to the Company's capital stock to any person or entity.

            3.6 NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby shall not result in any violation of, be in conflict with, or constitute, with or without the passage of time required by any notice, a default or an event that results in the creation of any lien or other encumbrance upon, or a material restriction on the use of, any assets of the Company or the termination of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties under (a) any provision of the Restated Certificate or the Company's bylaws; (b) any provision of any judgment, decree or order to which the Company has received written notice that it is a party or bound; (c) any mortgage, indenture, license, contract, obligation or commitment to which the Company is a party or by which it is bound; or (d) any law or regulation, order or judgment applicable to the Company.

            3.7 LITIGATION. No action, proceeding or investigation is pending or to the Company's knowledge threatened against the Company and to the Company's knowledge there is no basis therefor. The Company (a) is not a party to or subject to any order or judgment of any court or government agency or instrumentality and (b) does not intend to initiate any action or proceeding.

            3.8 TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Except as set forth in SCHEDULE 3.8, the Company has good and marketable title to all its properties and assets, both real and personal, tangible and intangible (collectively, the "Assets"), subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge. The Assets are sufficient for the Company to conduct its business as currently conducted. With respect to the properties and assets leased by the Company, the Company is in compliance with each such lease, and, except as set forth on SCHEDULE 3.8, holds a valid leasehold interest free of any liens or other encumbrances. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in commercially reasonable operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

            3.9 EMPLOYEE AGREEMENTS. Each employee and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information in substantially the form made available to Investors ("Proprietary Information and Inventions Agreements"). To its knowledge, no employee, officer or consultant of the Company is in violation thereof, and the Company shall use reasonable efforts to prevent any such violation.


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            3.10 PATENTS, COPYRIGHTS AND TRADEMARKS.

            (a) SCHEDULE 3.10(a) contains a list and brief description of:

                  (i) all United States and foreign patents and patent
            applications, all United States, state and foreign trademarks, service marks, trade names and copyrights for which registrations have been issued or applied for, and all other United States, state and foreign trademarks, service marks, trade names and copyrights owned or used by the Company or in which the Company holds any right, license or interest, showing in each case the product, device, process, service business or publication covered thereby, the registered or other owner, the registration or application date, as applicable, the expiration date and the number, if any;

                  (ii) all agreements, contracts, licenses, commitments,
            assignments and indemnities relating or pertaining to any asset, property or right of the character described in the preceding clause
            (i) to which the Company is a party;

                  (iii) all licenses or agreements pertaining to mailing lists, know-how, trade secrets, inventions, disclosures or uses of ideas to which the Company is a party; and

                  (iv) all registered, assumed or fictitious names under which the Company is conducting business or has within the previous three years conducted business.

            (b) To the Company's knowledge, except as set forth in SCHEDULE 3.10(b), all patents owned, controlled or used by the Company are valid and in force, all patent applications of the Company listed therein are in good standing and the Company owns the entire right, title and interest in and to such patents and patent applications free and clear of encumbrances. All registrations for trade names, trademarks, service marks and copyrights listed in SCHEDULE 3.10(a), as being owned, controlled or used by the Company are to its knowledge valid and in force and all applications for such registrations are in good standing and except as set forth therein the right, title and interest in and to each such trade name, trademark, service mark and copyright so listed as well as the registration and application for registration therefor is owned by the Company free and clear of encumbrances. Each of the listed trademarks is presently in use and has not in the past been abandoned. Copies of the patents and patent applications and the trademarks, trade names, service marks and copyrights and registrations, applications or deposits therefor and all the licenses listed in SCHEDULE 3.10(a), have heretofore been delivered by the Company to Investors.

            (c) Except as set forth in SCHEDULE 3.10(c), the Company owns or has the perpetual royalty-free right to use all patents, trademarks, service marks, copyrights, trade names inventions, improvements, processes, formulae, trade secrets, mailing list, knowhow and proprietary or confidential information used by it in conducting activities related


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      to the Company's business. Except as disclosed in SCHEDULE 3.10(c), the
      Company has not received written notice of any claim or threat of any such infringement and to the Company's knowledge no infringement of any patent, patent right, trademark or service mark, trade name or copyright or registration thereof has occurred as a result of the operation of the Company's business. No proceeding is pending or to the Company's knowledge threatened against the Company that challenges the validity or ownership of any patent, patent application, trademark, trade name, service mark or copyright or the ownership of any other right or property described in
      SCHEDULE 3.10(a), and to the Company's knowledge there exists no basis therefor.

            (d) To the Company's knowledge (i) it has not violated nor will the conduct of its business as now or proposed to be conducted violate any intellectual property rights of any other person or entity; (ii) no third party is infringing or violating any intellectual property of the Company;
      (iii) no employee of the Company is obligated under any agreement or subject to any judgment or order of any court or administrative agency that would interfere with the employee's duties to the Company or that would conflict with the business of the Company; and (iv) neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by any of its employees or the conduct of the Company's business as proposed conflicts with or results in a breach of the terms of, or constitutes a default under, any agreement under which any employee is now obligated. The Company does not believe it necessary to utilize any intellectual property rights of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned or licensed to the Company.

            3.11 AGREEMENTS; ACTIONS; OBLIGATIONS TO RELATED PARTIES. All material contracts to which the Company is a party are listed in SCHEDULE
      3.11. All such contracts and agreements are binding, valid and in full force and effect, except to the extent that enforcement of such contracts may be subject to applicable state or federal bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability. The Company is not in material default under any such contract and to its knowledge no event has occurred that upon notice and lapse of cure period if any or with the passage of time would become an event of default under such contract.

            3.12 FINANCIAL STATEMENTS. The Company has delivered to Investors its unaudited and in the case of 1999 audited balance sheets and statements of income as of and for the periods ending December 31, 1997, 1998 and 1999 (the "Financial Statements"). The Financial Statements fairly present the financial condition and operating results of the Company, as of the dates and for the periods indicated therein and except for footnotes relating to such unaudited Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied. Except as set forth in the balance sheet ("Balance Sheet") dated December 31, 1999 (the "Balance Sheet Date"), or on SCHEDULE 3.12, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business that


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      individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as set forth in
      SCHEDULE 3.12, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

            3.13 CHANGES. Since the Balance Sheet Date, there has not been any material adverse change in the assets, liabilities, financial condition, operating results or business prospects of the Company from that reflected on the Financial Statements for 1999.

            3.14 NO DEFAULTS, VIOLATIONS OF CONFLICTS. The Company is not in violation or default of its Restated Certificate, bylaws or any instrument, judgment, order, writ, decree, license, permit or contract to which it is a party, by which it is bound or to which its property is subject, or any provision of state or federal statute, rule or regulation applicable to the Company that has or is likely to result in a material adverse effect on the Company's business. The Company has not performed or failed to perform any act, the occurrence or non-occurrence of which has or is likely to result in the Company's loss of any material right granted under any agreement, the lack of which would have a material adverse effect on the business, properties, prospects, or financial condition of the Company.

            3.15 EMPLOYEE COMPENSATION PLANS. Except as set forth in SCHEDULE 3.15, the Company is not a party to or bound by any currently effective multiemployer plans, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements or other employee compensation or severance agreements, including without limitation any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

            3.16 EMPLOYEE RELATIONS. The Company's relations with its employees are satisfactory and to the Company's knowledge no employee is in material breach of his or her employment contract, proprietary information and inventions agreement or any other agreement with the Company. To the Company's knowledge no officer or key employee of the Company intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any thereof. The Company has complied with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

            3.17 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are required in order to comply with any such existing statute, law or regulation.

            3.18 GOVERNMENTAL CONSENTS. Subject to the accuracy of the representations and warranties of Investors as set forth in Section 4, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any local, state or federal governmental authority on the part of the Company is required in connection with the Company's valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Shares and the Conversion Shares


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      issuable upon the conversion of the Shares or the consummation of any other transaction contemplated hereby, except for the filing of a Form D notice under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and any other filings required by applicable state securities laws and the acceptance for filing by the appropriate agency of New Jersey of the Certificate of Designation to the Restated Certificate.

            3.19 BROKER. Except as set forth on SCHEDULE 3.19, the Company has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finder's fees with respect to this Agreement or the transactions contemplated hereby.

            3.20 TAX MATTERS. All federal, state, local and other tax returns, reports and declarations required to be filed by or on behalf of the Company prior to the Closing have been timely filed, and such returns, reports and declarations as so filed are complete and accurate and disclose all taxes required to be paid for the periods covered thereby. The Company has not been advised by any governmental agency of any issue or question relating to any return, report or declaration that would result in the assertion of any deficiency for any tax.

            3.21 LEGAL COMPLIANCE. The Company is in compliance in all material respects with all federal, state and local laws, rules and regulations, domestic and foreign, affecting its business.

            3.22 ABSENCE OF CERTAIN TRANSACTIONS. Except as set forth in
      SCHEDULE 3.22, no affiliate of the Company has any interest (other than as a non-controlling holder of securities of a publicly-traded company), either directly or indirectly, in any person or entity (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently (i) provides any services or designs, produces and/or sells any products or product lines, or engages in any activity that is the same, similar to or directly competes with any activity or business in which the Company is now engaged; (ii) is a supplier of, customer of, creditor of or has an existing or contractual relationship with, the Company; or (iii) has any direct of indirect interest in any asset or property used by the Company.

            3.23 DISCLOSURE. The representations and warranties set forth herein and in the other Transaction Documents, when viewed collectively, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances in which they are made. The Company has disclosed herein, in the other Transaction Documents, in the due diligence materials delivered to the Investors and in the Schedules attached hereto all information possessed by it material to the Company and any contemplated investment in the Company of the type contemplated hereby.

            3.24 JOINT DEVELOPMENT AND OPERATING AGREEMENT. The Company has no reason to believe that the DOV 220,075 and DOV 273,547 compounds are not being


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      developed in accordance with the Joint Development and Operating Agreement dated as of January 21, 1998, by and among Elan Corporation, plc, Elan International Services, Ltd., the Company, DOV Newco, Ltd. and Nascime Limited, any agreements entered into in connection therewith and the Business Plan (as defined therein).

            3.25 INDEMNITY.

            (a) During the Survival Period (as defined in Section 3.25(b)), the Company shall hold each Investor and its directors, officers, affiliates, shareholders and controlling persons and their respective heirs, representatives, successors and assigns harmless and indemnify them against all liabilities, costs and expenses (including reasonable attorneys' fees) incurred by them as a result of any breach of a representation, warranty or covenant made by the Company contained herein or in the other Transaction Documents; provided that Investors shall be entitled to indemnification hereunder only when the amount by which the aggregate value of all such liabilities, costs and expenses exceeds $50,000; and provided further that such indemnification shall be limited as to each Investor to the Purchase Price paid by each such Investor.

            (b) A claim for indemnification hereunder against the Company shall be forever barred unless made by notifying the Company as set forth in
      Section 3.25(c): (a) in the case of a claim based on a tax liability of the Company, within the statutory period of limitations under the applicable tax statute; (b) in the case of a claim based on a breach of the representations and warranties contained in Sections 3.1, 3.2 and 3.5, within the statutory period of limitations under applicable law; (c) in the case of covenants and agreements set forth herein, in accordance with their respective terms; and (d) in all other cases, within 18 months after the date of purchase of the Shares by the Investor claiming indemnification (the period in which a claim may properly be brought shall be referred to as the "Survival Period").

            (c) An Investor seeking indemnification shall give written notice to the Company of such claim together with any information with respect thereto as the Company may request. A claim for indemnity for which notice was provided during the Survival Period but determined payable following expiration of the Survival Period shall not be deemed barred due to such expiration.

4. REPRESENTATIONS AND WARRANTIES OF INVESTORS.

      Each Investor hereby represents and warrants solely as to itself or himself to the Company as of the date hereof and the Closing as follows:

            4.1 AUTHORIZATION. When executed and delivered by Investor, and assuming due execution and delivery by the Company, this Agreement shall constitute a valid obligation of Investor, enforceable in accordance with its terms, except to the extent that such enforcement may be subject to applicable state, federal or foreign bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other


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      laws or court decisions relating to or affecting the rights of creditors generally, and that such enforcement may be limited by equitable principles of general applicability.

            4.2 SECURITIES LAW AND OTHER REPRESENTATIONS AND STIPULATIONS OF INVESTOR.

            (a) Investor stipulates that the Company is entering into this Agreement with Investor in reliance upon (i) the accuracy of the information supplied to the Company by Investor in the Qualification Questionnaire completed by Investor and delivered to the Company, and (ii) Investor's representation to the Company, which Investor's execution of this Agreement hereby confirms, that the Shares to be issued by the Company and the Conversion Shares issuable upon the conversion thereof are currently intended to be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof.

            (b) Investor understands that neither the Shares nor the Conversion Shares can be resold, pledged, assigned or otherwise transferred and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

            (c) Investor represents that (i) Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, (ii) Investor has previously invested in securities of companies in the development stage and acknowledges that it is able to fend for itself, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and Conversion Shares; (iii) Investor has the ability to bear the economic risks of its investment therein; (iv) Investor is able, without materially impairing its financial condition, to hold the Shares and Conversion Shares for an indefinite period of time and to suffer complete loss of its investment; (v) Investor is organized under the laws and has a principal office in the state or states indicated for it on the signature page hereto; (vi) Investor has fully considered the risks of this investment and stipulates that (1) this investment is suitable only for an investor who is able to bear the economic consequences of a total loss thereof, (2) the Shares and Conversion Shares represent an extremely speculative investment that involves a high degree of risk of loss and (3) there are substantial restrictions on the transferability of, and there may be no public market for, either the Shares or the Conversion Shares and that, accordingly, it may not be possible for Investor to liquidate its investment in either or in case of emergency; and (vii) there has been no representation by the Company as to the possible future value of the Shares or Conversion Shares.

            (d) Investor shall not sell or otherwise transfer the Shares or any Conversion Shares without registration under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company's counsel that an exemption from registration is available.

            (e) Investor is authorized to purchase the Shares and Conversion Shares and the person signing this Agreement on its behalf has been duly authorized to do so.


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            (f) Except as set forth in this Agreement no representations or warranties have been made to Investor by or on behalf of the Company and except as set forth in Section 3.23 no representation or warranty is made with respect to due diligence material furnished to Investor except that the documents included therein are or are intended to be true and complete copies of such documents taken from the Company's files.

            (g) Investor acknowledges its understanding that no person other than the Company, its officers and directors is authorized to give any information regarding the Company. In making an investment in the Shares and Conversion Shares, Investor has relied only on the information contained in this Agreement and its own due diligence.

            (h) Investor represents that it has been advised that the books and records of the Company are available to Investor upon reasonable notice, for inspection during reasonable business hours at its principal place of business.

            (i) Investor shall give written notice and description to the Company of any proposed transfer of the Shares or Conversion Shares.

            (j) Investor understands the tax consequences of this investment and it has consulted its own legal, accounting, tax, investment and other advisors with respect to the tax treatment of the investment contained herein by Investor.

5. CONDITIONS TO CLOSING.

            5.1 CONDITIONS TO INVESTORS' OBLIGATIONS. The obligations of an Investor to consummate the purchase of the Shares are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by an Investor:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in Section 3 shall be true, correct and complete on and as of the Closing with the same effect as if made on and as of the Closing.

            (b) PERFORMANCE. The Company shall have performed or fulfilled all agreements, obligations and conditions set forth herein required to be performed or fulfilled by the Company at or before the Closing.

            (c) CONSENTS, PERMITS AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers, and made all filings, necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents (except for those contemplated therein to be obtained subsequent to the Closing).

            (d) RESERVATION OF SHARES. The Conversion Shares shall have been duly authorized and reserved for issuance upon conversion of the Shares.

            (e) FILING OF CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been accepted for filing by the appropriate office in New Jersey.

            (f) LEGAL INVESTMENT. The sale and issuance of the Shares to Investor and the issuance of the Conversion Shares upon conversion of the Shares shall be legally permitted by all laws and regulations to which Investor and the Company are subject.

            (g) TRANSACTION DOCUMENTS. At or prior to the Closing, the Company shall have executed and delivered the Transaction Documents.

            (h) PROCEEDINGS SATISFACTORY; COMPLIANCE CERTIFICATE. All corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and the other Transaction Documents relating to such transactions shall be reasonably satisfactory to Investor and its counsel, each of which shall have received all such originals or certified copies or other copies of such documents as each shall reasonably request. The Company shall have delivered to Investor a certificate dated as of the Closing, signed by an officer of the Company, certifying that the conditions set forth in Sections 5.1 (a)-(f) above have been fulfilled.

            (i) MINIMUM PURCHASE. Counting prior purchases if any as of the Closing at least 1,250,000 Shares shall have been purchased.

            (j) OPINION OF COUNSEL. Investors shall have received an opinion of Goodwin, Procter & Hoar LLP, counsel to the Company, in the form attached hereto as EXHIBIT E.

            5.2 CONDITIONS TO COMPANY'S OBLIGATIONS. The obligations of the Company to consummate the sale of the Shares to Investors are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and stipulations of Investors set forth in Section 4 shall be correct on and as of the Closing with the same effect as though they had been made on and as of such Closing.

            (b) PERFORMANCE. Investors shall have performed or fulfilled all agreements, obligations and conditions set forth herein required to be performed or fulfilled by Investors at or before the Closing including payment of the Purchase Price by Investors in the form of a certified check or wire transfer.

            (c) FILING OF CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been accepted for filing by the appropriate office in New Jersey.

            (d) TRANSACTION DOCUMENTS. At or prior to the Closing each Investor shall have executed and delivered to the Company the Transaction Documents to be executed and delivered by such Investor.

6. POST-CLOSING COVENANTS OF THE COMPANY.

            6.1 SECURITIES LAWS COMPLIANCE. The Company shall accomplish all necessary securities filings pursuant to the Securities Act and the securities or blue sky laws of the applicable states.

            6.2 USE OF PROCEEDS. The Company shall use the proceeds from the Private Placement, net of legal, broker and other expenses incurred by the Company in connection with this Agreement, for the purposes and in the approximate amounts set forth on SCHEDULE 6.2.

            6.3 FUTURE FINANCING. Prior to July 21, 2000, the Company shall not consummate a financing using Common Stock or debt or equity securities convertible into Common Stock at less than $3.68 per share so as to require a reduction of the conversion prices set forth in those certain promissory notes issued by the Company to Elan International Services, Ltd. dated January 21, 1999, and/or an increase in Common Stock reserved for conversion thereof by Elan International Services, Ltd.

            6.4 COVENANTS. During the period commencing on the Closing and ending upon the expiration of the Stockholders Agreement:

                        (a) AFFILIATED TRANSACTIONS. Neither the Company nor any
                  Subsidiary (as hereinafter defined) shall enter into an agreement with any affiliated entity (other than a wholly-owned Subsidiary thereof) other than at arms' length and fair market value.

                        (b) REPORTING. The Company and each Subsidiary shall
                  deliver to the Investors copies of their unaudited financial statements on a quarterly basis within 45 days after the end of each calendar quarter and a copy of their audited financial statements prepared in accordance with generally accepted accounting principals on an annual basis within 90 days after the end of each fiscal year, provided that such financial statements may be presented on a consolidated basis. The Company and each Subsidiary shall deliver the foregoing financial statements promptly to the Investors following completion by the preparers thereof.

                        (c) MAINTENANCE OF PROPERTIES. The Company and each
                  Subsidiary shall maintain its properties in reasonable condition and repair, wear, tear and course of business excluded.

                        (d) LEGAL COMPLIANCE. The Company and each Subsidiary
                  shall conduct its operations in compliance with applicable federal, state and local laws.

                        (e) CHANGE IN BUSINESS. The Company and each Subsidiary
                  shall carry out its business as currently and contemplated to be conducted.

                        (f) INSURANCE. The Company and each Subsidiary shall
                  secure and maintain adequate insurance covering its business and properties, consistent with the coverage of similarly situated companies.

                        (g) STOCK OPTION PLAN. The Company has reserved
                  1,250,000 shares of Common Stock for issuance pursuant to it stock option plan. The Company shall not increase this authorized amount or adopt any additional stock option or similar plans and no Subsidiary shall adopt such a stock option or similar plan without the prior consent of a majority in interest of the Shares.

                        (h) GOOD STANDING. The Company and each Subsidiary shall
                  maintain good standing status in the jurisdiction of its formation.

                        (i) BOARD MEETINGS. The Company shall hold board of
                  director meetings at least four times per year.

                        (j) INSPECTION RIGHTS. Investors shall have the right to
                  inspect the books and records and have access to management of the Company and each Subsidiary at the principal place of business thereof during normal business hours on one week's notice and at reasonable intervals of time.

                        (k) NOTICE OF DEFAULT. The Company shall promptly notify
                  Investors of any material default of the Company or any Subsidiary of the covenants contained herein or any material agreement following its knowledge of same.

                        (l) NOTICE OF MATERIAL LITIGATION. The Company shall
                  promptly notify Investors of any litigation relating to the Company or any Subsidiary that could have a material adverse affect on the business or financial condition thereof.

            6.5 DEFINITION OF SUBSIDIARY. "Subsidiary" shall mean any entity in which the Company has a majority controlling interest by virtue of equity ownership or management control, provided that DOV Newco, Ltd. and Nascime Limited shall be excluded from the definition.

            6.6 COMPLIANCE CERTIFICATE. At a Investor's request, the Company shall execute and deliver to Investors a certificate of an executive officer of the Company as to compliance with Section 6.4.

7. MISCELLANEOUS.

            7.1 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement and the other Transaction Documents constitute the entire agreement among the Company and

      Investors relating to the subject matter hereof and thereof, and any prior agreement among the Company and Investors regarding the subject matter of this Agreement is superseded by execution and delivery of the Transaction Documents. This Agreement may not be assigned without the prior written consent of the Company and a majority in interest of the Investors, provided however that the Investors may assign this Agreement to an affiliate of an Investor. Subject to the exceptions set forth herein, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

            7.2 GOVERNING LAW. This Agreement shall be governed by the laws of New York.

            7.3 HEADINGS. The captions and headings of the sections of this Agreement have been inserted for convenience and shall not be used to interpret this Agreement.

            7.4 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (a) upon personal delivery, (b) five days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, (c) on the next business day after deposit with a recognized overnight delivery service or
      (d) upon written confirmation of facsimile transmission during regular business hours followed by delivery of the document in one of the foregoing manners, in each case addressed:

      If to the Company:      Continental Plaza
                              433 Hackensack Avenue
                              Hackensack, New Jersey 07601
                              Attn: Chief Executive Officer
                              Facsimile: 201-968-0986

      With a copy to:         Goodwin, Procter & Hoar LLP
                              599 Lexington Avenue-40th Floor
                              New York, NY 10022
                              Attn: J. Robert Horton

      If to Investors at:     the address and facsimile number set forth on the
                              Investor's signature page hereto

      With a copy to:         Jones, Day, Reavis & Pogue
                              901 Lakeside Avenue
                              Cleveland, Ohio 44114
                              Attn: Christopher Kelly
                              Facsimile: 216-579-0212

      or at such other address as the Company or an Investor may designate by 10 days' advance written notice to the other.

            7.5 LEGEND. Investors and the Company acknowledge that a legend will be placed on each certificate or other document evidencing the ownership of the Shares and Conversion Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. Each of the Investor's and the Company shall make a notation in its records with respect to restrictions on the transferability of the Share and Conversion Shares.

            7.6 AMENDMENT OF AGREEMENT; WAIVER. This Agreement may be amended and the observance of any term of this Agreement may be waived (retroactively or prospectively) only with the written consent of the Company and a majority in interest of the Investors. No delay by any party to or beneficiary of this Agreement in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any party to or beneficiary of this Agreement of any such right or remedy shall preclude the other or further exercise thereof. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

            7.7 EXPENSES. Each party shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated provided that the Company shall pay such fees and expenses (including reasonable attorneys' fees) of Investors up to an aggregate amount of $75,000.

            7.8A INVALID OR VOID PROVISIONS. If any provision of this Agreement is determined to be invalid or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable law so as to be valid and enforceable in such jurisdiction, and the validity and enforceability of such provision shall not be affected or impaired thereby in any other jurisdiction provided that if such provision cannot be amended without altering materially the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

            7.8B WAIVER OF JURY TRIAL. The parties hereby waive any and all right to a trial by jury in any case or controversy arising out of this Agreement or in connection with any transactions contemplated hereby.

            7.9 COOPERATION. Each party shall after the Closing upon the request of the other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other actions as such party may reasonably require in order to effectively carry out the intent of this Agreement.

            7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                           DOV Pharmaceutical, Inc.


                                       By: /s/ Arnold Lippa
                                           -------------------------------------
                                           Arnold Lippa, Chief Executive Officer

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

            The Investor has executed this Agreement on this 14TH day of June, 2000.

Matthew Perry
- -----------------------------------     ----------------------------------------
Name of Investor (Print)                Name of Joint Investor, if any (Print)

/s/ Matthew Perry
- -----------------------------------     ----------------------------------------
Signature                               Signature

1223 Kearny Street--No. 4
- -----------------------------------     ----------------------------------------
Residence Address--Street               Residence Address--Street

San Francisco, CA 94133
- -----------------------------------     ----------------------------------------
City    State    Zip Code               City     State    Zip Code

Same
- -----------------------------------     ----------------------------------------
Mailing Address--Street                 Mailing Address--Street

- -----------------------------------     ----------------------------------------
City     State    Zip Code              City     State    Zip Code

(w) 415-288-2397
- -----------------------------------     ----------------------------------------
Telephone Number                        Telephone Number

(w-f) 415-288-2394
- -----------------------------------     ----------------------------------------
Facsimile Number                        Facsimile Number

###-##-####
- -----------------------------------     ----------------------------------------
Social Security Number                  Social Security Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Biotechnology Value Fund, L.P.
- --------------------------------------------------------------------------------
Name of Entity

227 West Monroe Street--Suite 4800
- --------------------------------------------------------------------------------
Business Address--Street

Chicago, IL 60606
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  BVF Partners L.P., its General Partner
By:  BVF Inc., its General Partner

By: /s/ Mark Lampert
    ----------------------------------------------------------------------------
    Mark Lampert, President

- --------------------------------------------------------------------------------
Signature

Delaware
- --------------------------------------------------------------------------------
State of Formation

36-3924731
- --------------------------------------------------------------------------------
Tax Identification Number

- ------------------------------
Facsimile Number

- ------------------------------
Telephone Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Biotechnology Value Fund II, L.P.
- --------------------------------------------------------------------------------
Name of Entity

227 West Monroe Street--Suite 4800
- --------------------------------------------------------------------------------
Business Address--Street

Chicago, IL 60606
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  BVF Partners L.P., its General Partner
By:  BVF Inc., its General Partner

By: /s/ Mark Lampert
    ----------------------------------------------------------------------------
    Mark Lampert, President

- --------------------------------------------------------------------------------
Signature

Delaware
- --------------------------------------------------------------------------------
State of Formation

94-3341571
- --------------------------------------------------------------------------------
Tax Identification Number

- ------------------------------
Facsimile Number

- ------------------------------
Telephone Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Investment 10 LLC
- --------------------------------------------------------------------------------
Name of Entity

227 West Monroe Street--Suite 4800
- --------------------------------------------------------------------------------
Business Address--Street

Chicago, IL 60606
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  BVF Partners L.P., its Investment Advisor
By:  BVF Inc., its General Partner

By: /s/ Mark Lampert
    ----------------------------------------------------------------------------
    Mark Lampert, President

- --------------------------------------------------------------------------------
Signature

Illinois
- --------------------------------------------------------------------------------
State of Formation

36-3974481
- --------------------------------------------------------------------------------
Tax Identification Number

- ------------------------------
Facsimile Number

- ------------------------------
Telephone Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Reservoir Capital Master Fund, L.P.
- --------------------------------------------------------------------------------
Name of Entity

650 Madison Avenue 26th Floor
- --------------------------------------------------------------------------------
Business Address--Street

New York, NY 10022
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  Reservoir Capital Group, L.L.C., General Partner
     ---------------------------------------------------------------------------

By:  Gregg Zeitlin, Managing Director
     ---------------------------------------------------------------------------
     Name and Title

/s/ Gregg Zeitlin
- --------------------------------------------------------------------------------
Signature

Cayman Islands
- --------------------------------------------------------------------------------
State of Formation

13-4032056
- --------------------------------------------------------------------------------
Tax Identification Number

212-610-9020
- ------------------------------
Facsimile Number

212-610-9000
- ------------------------------
Telephone Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Reservoir Capital Partners, L.P.
- --------------------------------------------------------------------------------
Name of Entity

650 Madison Avenue 26th Floor
- --------------------------------------------------------------------------------
Business Address--Street

New York, NY 10022
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  Reservoir Capital Group, L.L.C., General Partner
     ---------------------------------------------------------------------------

By:  Gregg Zeitlin, Managing Director
     ---------------------------------------------------------------------------
     Name and Title

/s/ Gregg Zeitlin
- --------------------------------------------------------------------------------
Signature

Delaware
- --------------------------------------------------------------------------------
State of Formation

13-4015473
- --------------------------------------------------------------------------------
Tax Identification Number

212-610-9020
- --------------------------------------------------------------------------------
Facsimile Number

212-610-9000
- --------------------------------------------------------------------------------
Telephone Number

                         Entity Investor Signature Page
                              to Purchase Agreement

Reservoir Capital Associates, L.P.
- --------------------------------------------------------------------------------
Name of Entity

650 Madison Avenue 26th Floor
- --------------------------------------------------------------------------------
Business Address--Street

New York, NY 10022
- --------------------------------------------------------------------------------
City                           State                 Zip Code

By:  Reservoir Capital Group, L.L.C., General Partner
     ---------------------------------------------------------------------------

By:  Gregg Zeitlin, Managing Director
     ---------------------------------------------------------------------------
     Name and Title

/s/ Gregg Zeitlin
- --------------------------------------------------------------------------------
Signature

Delaware
- --------------------------------------------------------------------------------
State of Formation

13-4019134
- --------------------------------------------------------------------------------
Tax Identification Number

212-610-9020
- ------------------------------
Facsimile Number

212-610-9000
- ------------------------------
Telephone Number

                                   Schedule 1
                             First Closing Investors

Biotechnology Value Fund, L.P.

Biotechnology Value Fund II, L.P.

Investment 10 LLC

Matthew Perry

                                   Schedule 2
                            Second Closing Investors

Reservoir Capital Partners, L.P.

Reservoir Capital Master Fund, L.P.

Reservoir Capital Associates, L.P.

                                  SCHEDULE 3.1

None

                                  SCHEDULE 3.2

See attached chart.

See also exchange rights granted to EIS pursuant to convertible promissory note dated January 21, 1999.

Dov Pharmaceutical, Inc.
Common Shares Outstanding and Potentially Outstanding v. Common Shares
Authorized

Outstanding at 12/31/99                                                    3,003,637    3,003,637
Elan Int'l Services Series B conversion                                      354,643      354,643
Conversion of Pfd Shares to be issued 5/2000
                  assumes $7 million of Pfd share                          1,750,000    1,750,000
Stock plan                                                                   750,000      750,000
Aurora warrant designees earned for Elan transactions                         67,873       67,873
Elan International Services Ltd. warrants                                     75,000       75,000
Aurora warrant designees earned re: convertible note financing:
3/2000                                                                       131,250      131,250
Aurora shares earned Dec 99 - April 2000                                       5,000        5,000
Warrants to advisor (Panem)                                                   25,000       25,000
Elan conversion of Convertible Exchangeable Note
$8,010,000 principal plus 7% paid-in-kind interest compounded semi-
annually from January 21, 1999 through January 20, 2005
Total principal and interest converted assumed to total $12,103,660
Assumed to convert at $6.44 per share                                      1,879,450    1,879,450
Elan conversion of Convetible Promissory Note
$7,008,750 maximum principal amount plus 10% paid-in-kind
interest compounded semi-annually from January 21, 1999
through January 20, 2005. Assume $2.5 million drawn to date with no further draw downs. Further assume interest accrues to maturity
Principal and interest would amount to approximately $3,975,039
Assumed to convert at $5.52 per share                                        720,116
Elan conversion of Convetible Promissory Note
$7,008,750 maximum principal amount plus 10% paid-in-kind
interest compounded semi-annually from January 21, 1999
through January 20, 2005. Assume $2.5 million drawn to date with one add'l draw down at April 1, 2000 for the balance of the available note.
Further assumes interest accrues to maturity. Principal and
interest would amount to approximately $10,725,201
Assumed to convert at $5.52 per share                                                   1,942,971

                                                                          -----------------------
                                                                           8,761,969    9,984,824
                                                                          -----------------------

Total authorized shares                                                   10,000,000

                                  SCHEDULE 3.3

      On January 21, 1999, the Company and Elan International Services, Ltd, ("EIS"), a wholly-owned subsidiary of Elan Corporation, PLC ("Elan"), formed DOV Newco, Ltd., a Bermuda exempted limited company ("DOV Newco"), which owns 100% of the issued and outstanding share capital of Nascime Limited, an Irish private limited Company ("Nascime"). Newco was formed for the special and limited purpose of holding all of the issued and outstanding shares of Nascime. The Company is party to a joint development and operating agreement among Elan, EIS, the Company, DOV Newco and Nascime dated January 21, 1999.

                                  SCHEDULE 3.5

1. Registration Rights Agreement dated January 21, 1999 between the Company and Elan International Services, Ltd.

2.    See Schedule 3.8.

                                  SCHEDULE 3.8

      See attached UCC-1 financing statement filed with the New Jersey Secretary of State on February 3, 1999, whereby Elan International Services Ltd. has a lien on the 6,020 shares of DOV Newco, Ltd. voting common stock, $1.00 par value, together with all certificates representing any shares of capital stock issued as an addition to, in substitution or in exchange for, or on account of any such shares.

            UNIFORM COMMERCIAL CODE- FINANCING STATEMENT - FORM UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code

- ---------------------------------------------------------------------------------------
FOR OFFICE USE ONLY   Debtor(s) Name (Last Name, First)         Maturity Date (if any):
                      Complete Address
                      DOV Pharmaceutical, Inc.
                      One Parker Plaza                          -----------------------
                      Fort Lee, New Jersey 07024                FOR OFFICE USE
                                                                ONLY
                                                                1886757
                      ---------------------------------------
                      Secured Party(ies) and Complete Address

                      Elan International Services, Ltd
                      102 St. James Court
                      Flatts, Smith Parish
                      Bermuda SL04
                      ---------------------------------------
                      Assignee(s) of Secured Party and
                      Complete Address

- ---------------------------------------------------------------------------------------

This financing statement covers the following types (or items) of property:

6,020 shares of DOV Newco, Ltd. voting common stock. $1.00 par value, together with all certificates representing any shares of capital stock issued as an addition to, in substitution or in exchange for, or on account of any such shares.

- --------------------------------------------------------------------------------

When collateral is crops or fixtures complete this portion of form. NA

a.    Description of real estate (Sufficient to identify the property).
b.    Name and complete address of record owner.

- --------------------------------------------------------------------------------
a. ( ) Proceeds of Collateral are also covered. No. of additional sheets presented. ( )
b. ( ) Products of Collateral are also covered.

- --------------------------------------------------------------------------------
   ( ) Filed with Register of Deeds and Mortgages of County. (X) Secretary of
       State;
   ( ) Filed with the County Clerk of County.

- --------------------------------------------------------------------------------
Signature(s) of Debtor(s)      Signature(s) of Secured Party(ies) or Assignee(s)
DOV Pharmaceutical, Inc.       Elan International Services, Ltd.

By:/s/ Arnold Lippa            By:/s/ Kevin Insley
   -------------------------      ----------------------------------------------
     Arnold Lippa-CEO             Kevin Insley-President

FILING OFFICER COPY - This form of statement is approved by the Secretary of State of New Jersey.

STANDARD FORM- UNIFORM COMMERCIAL CODE -FORM UCC-1. (Rev. 9/81)

                                SCHEDULE 3.10(a)

1. Attached is a list of the Company's patents together with their expiration dates.

2. License agreement between the Company and American Cyanamid Company dated May 22, 1998.

3. Sublicense and development agreement dated June 30, 1998, between the Company and Neurocrine Biosciences, Inc.

4. Joint development and operating agreement dated January 21, 1999, among Elan, EIS, DOV Newco, Nascime and the Company.

5.    License agreement between Nascime and the Company dated January 21, 1999.

                                SCHEDULE 3.10(b)

The Company has not conducted a trademark or trade name search regarding and makes no representation or warranty with respect to its corporate name DOV Pharmaceutical, Inc. or any variation or derivative form thereof, other than its right to use such name as a corporation in the State of New Jersey.

                                SCHEDULE 3.10(c)

None

                                  SCHEDULE 3.11

1. License agreement between the Company and American Cyanamid Company dated May 22, 1998.

2. The Company has an agreement with Summit Bank to provide a line of credit, in the form of an overdraft allowance, up to $25,000.

3. Placement agency letter agreement dated January 15, 1999, as supplemented by a letter agreement dated March 21, 2000, between Aurora Capital LLC and the Company.

4. Sublicense and development agreement dated as of June 30, 1998, between the Company and Neurocrine Biosciences, Inc.

5. Warrant agreement dated June 30, 1998 between the Company and Neurocrine Biosciences, Inc.

6. Registration rights agreement among Neurocrine Biosciences, Inc. and certain of its security holders, including the Company.

7. Employment agreement dated December 10, 1998, between the Company and Arnold Lippa.

8. Employment agreement dated December 10, 1998, between the Company and Bernard Beer.

9.    Employment agreement dated July 1, 1999, between the Company and Stephen
      Petti.

10. Employment agreement dated July 12, 1999, between the Company and Paul Schiffrin.

11. Warrant by the Company in favor or EIS to purchase shares of common stock of the Company.

12. Joint development and operating agreement dated January 21, 1999, among the Company, Elan, EIS, DOV Newco and Nascime.

13.   License agreement dated January 21, 1999, between Nascime and the Company.

14. Convertible exchangeable promissory note dated January 21, 1999, in the amount of $8,010,000 by the Company in favor of EIS.

15. Convertible promissory note dated January 21, 1999, for $7,008,750 by the Company in favor of EIS.

16. Registration rights agreement dated January 21, 1999, between the Company and EIS.

17. Registration rights agreement dated January 21, 1999, among the Company, DOV Newco and EIS.

18. Letter agreement dated January 21, 1999, among the Company, DOV Newco, Elan, EIS and Nascime.

19. The Company has issued 570,000 options to purchase common stock of the Company pursuant to the Company's 1998 Stock Option Plan.

20.   The Company is party to various office equipment lease agreements.

21. The Company has issued securities to Neurocrine and EIS pursuant to, respectively, a preferred stock purchase agreement dated June 30, 1998, and a securities purchase agreement dated January 21, 1999. While the issuance of securities pursuant to these agreements has closed, certain representations and warranties surviving the closing may be enforceable by the purchasers against the Company.

                                  SCHEDULE 3.15

              See employment agreements set forth on Schedule 3.11.

                                  SCHEDULE 3.12

On March 5, 2000, the Company drew down an additional $1,160,000 pursuant to the convertible promissory note dated January 21, 1999, by the Company in favor of EIS.

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                                  SCHEDULE 3.19

The Company has retained Aurora Capital LLC in connection with this transaction pursuant to a placement agency letter agreement dated January 15, 1999, as supplemented by a letter agreement dated March 2, 2000.

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                                  SCHEDULE 3.22

Drs. Arnold Lippa and Bernard Beer entered into consulting agreement dated June 30, 1998 with Neurocrine Biosciences, Inc.

Jeff Margolis, a shareholder of the Company and principal of broker Aurora Capital LLC, is currently serving as interim chief financial officer of the Company in addition to his investment banking services to Aurora Capital LLC in connection with this transaction.

See Schedule 3.3.

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                                  SCHEDULE 6.2

Net proceeds will be applied to (a) compound development both at the Company and Nascime, (b) compound acquisition, acquisition of other development or discovery programs, (c) support the costs associated with a possible merger or acquisition and the additional programs that may result from such a transaction and (d) digital data capture system development and web site development and (e) general, administrative and working capital purposes